FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("Amendment") dated as of January 29, 1999 is executed by and between MELVIN I. LAZERICK ("Landlord"), and CONTINENTAL PHARMACY, INC., an Ohio corporation ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease dated May 12, 1998 (the "Lease"), pursuant to which Tenant leased certain premises located at 1400 East Schaaf Road, Brooklyn Heights, Ohio, as more particularly described therein (the "Premises"); and

     WHEREAS, Landlord and Tenant have agreed to amend the Lease in order to extend the Lease Term through June 30, 2000, and to otherwise modify the Lease in the respects hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good or valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that effective upon execution hereof, the Lease shall be amended as follows:

     1. ARTICLE 1 of the Lease shall be deleted in its entirety and the following shall be substituted therefor:

          "ARTICLE ONE -- TERM

          Section 1.01 -- Initial Term. Landlord hereby leases to Tenant and Tenant hereby Leases from Landlord the Premises for an initial term of one (1) year and eight (8) months (the "Initial Term") commencing November 1, 1998 (the "Commencement Date") and ending June 30, 2000, unless sooner terminated as provided herein.

          Section 1.02 -- Renewal Term. Provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease, Tenant shall have the option to renew this Lease for one (1) period of four
          (4) years (the "Renewal Term") on the same terms and conditions contained herein for the Initial Term, except that the rent shall be as provided in Article Three. Tenant shall exercise said option by written notice to Landlord not less than one hundred eighty (180) days prior to expiration of the Initial Term."

     2. Article Three of the Lease shall be deleted in its entirety and the following shall be substituted therefor:

          "ARTICLE THREE -- RENT. Tenant covenants and agrees to pay Landlord, promptly when due, without notice or demand, and without set-off or deduction, Rent for the Premises as follows:

          (a) From the Commencement Date through June 30, 1999, the sum of One Hundred Four Thousand ($104,000) Dollars ($8.00 per sq. ft.), payable in equal monthly installments of Thirteen Thousand ($13,000) Dollars each;

          (b) From July 1, 1999 though June 30, 2000, the sum of One Hundred Forty-Six Thousand two Hundred Fifty ($146,250) Dollars per annum ($7.50 per sq. ft.), payable in twelve (12) equal monthly installments of Twelve Thousand One Hundred Eighty-Seven 50/100 ($312,187.50) Dollars each;

          (c) For the first two (2) years of the Renewal Term (July 1, 2000 through June 30, 2002), the sum of One Hundred Fifty-Six Thousand ($156,000) Dollars per annum ($8.00 per sq. ft.), payable in twenty-four (24) equal monthly installments of Thirteen Thousand Eight Hundred Twelve 50/100 ($13,000) Dollars each; and

          (d) For the last two (2) years of the Renewal Term (July 1, 2002 though June 20, 1004), the sum of One Hundred Sixty-Five Thousand Seven Hundred Fifty ($165,750) Dollars per annum ($8.50 per sq. ft.), payable in twenty-four (24) equal monthly installments of Thirteen Thousand Eight Hundred Twelve 50/100 ($13,812.50) Dollars each."

          Rent shall be payable at the address of the Landlord set forth in Article Twenty of the Lease, or at such other place as Landlord may from time to time designate by written notice to Tenant."

     3. The following provision shall be added to the Lease as Section 4.03:

          "Section 4.03 -- Increase in Real Estate Taxes. Tenant shall reimburse and pay to Landlord as Additional Rental, any increases in real estate taxes attributable to Premises over those paid for the calendar year 1998 ("Base Year"), which taxes are payable by Landlord pursuant to Article Five of the Lease. Real estate taxes are defined to mean all taxes and assessments, general, special or otherwise, if any, levied, assessed or imposed under governmental authority upon or with respect to the Premises and/or the land upon which it is located, which become payable by Landlord annually."

     4. The following provision shall be added to the Lease as Section 25.08:

          "Section 25.08" -- Right to Lease Additional Building. Provided Tenant is not then in default under any of the terms or conditions of this Lease, Tenant shall have the right to lease the building adjacent to the Premises being a single story five thousand (5,000) sq. ft. structure located at 1402 East Schaaf Road (the "Expansion Premises") upon vacation by the current tenant of the Expansion Premises, on the same terms and conditions contained in this Lease (including the same per square foot rental rate). Tenant shall exercise said option by giving Landlord written notice thereof on the earlier of one hundred eighty (180) days prior to the expiration of the Initial Term, or within thirty (30) days following receipt of written notice from Landlord of the vacation of the Expansion Premises by the current tenant NRP Group, Inc. Landlord represents that the lease of NRP Group, Inc. currently expires on June 30, 1999. Tenant's failure to exercise said option within the said time period shall be deemed a waiver of said option. In the event Tenant desires to lease the Expansion Space, Tenant shall execute an amendment to this Lease confirming the lease of the Expansion Space, which shall provide the same terms and conditions as this Lease including the same rental per square foot for the Expansion Space."

     5. In further consideration of this Agreement, Tenant's parent company MIM Corporation will execute a Lease Guaranty substantially in the form attached hereto as Exhibit "A".

     6. Except as expressly amended hereby, the Lease remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written but have actually executed this Amendment on the dates set forth in the acknowledgments hereof.



WITNESSES:                                        LANDLORD
/s/[ILLEGIBLE]                                    /s/MELVIN I. LAZERICK
-------------------                               ------------------------------
/s/SHEILA J. PECEK                                Melvin I. Lazerick
-------------------
                                                  TENANT
                                                  CONTINENTAL PHARMACY, INC.

/s/[ILLEGIBLE]                                    By:       /S/SCOTT R. YABLON
-------------------                                         --------------------
                                                  Title:    President

STATE OF OHIO                 )
                              ) SS:
COUNTY OF CUYAHOGA            )

     BEFORE ME, a Notary Public in and for said County and State, this day personally appeared the above named MELVIN I. LAZERICK. who acknowledged that he did sign the foregoing instrument and that such signing was his free act and deed.

WITNESS my signature and notarial
seal at Cleveland, Ohio this
29th day of January, 1999.

                                                  /s/Sheila J. Pecek
                                                  ------------------------------
                                                  Notary Public


STATE OF NEW YORK          )                        SHEILA J. PECEK
                           ) SS:             Notary Public, State of Ohio
COUNTY OF WESTCHESTER      )                 Recorded in Cuyahoga County
                                           My Commission Expires: 3/12/2001


     BEFORE ME, a Notary Public in and for said County and State, this day personally appeared the above named CONTINENTAL PHARMACY, INC., an Ohio corporation, by Scott R. Yablon, its President, who acknowledged that with due authorization and as such President he did sign the foregoing instrument on behalf of said corporation, and that such signing was his free act and deed individually and as such President, and the free act and deed of said corporation.

     WITNESS my signature and notarial seal at Elmsford, New York, this 2nd day of February 1999.


                                                  /s/Soibhan Hill
                                                  ------------------------
                                                  Notary Public



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